                                                                    EXHIBIT 99.4

                              AMENDMENT AGREEMENT
                              -------------------

MEMORANDUM OF AGREEMENT made on the 31st day of March, 1999,

BY AND BETWEEN:          The persons listed in Exhibit "A" hereto, each of whom
                                               -----------
                         herein represented by Mr. Michel Labbe, its, his or her lawful mandatary, duly authorized for all of the purposes hereof, other than Mr. Michel Labbe who is also herein acting on his own behalf (each, a "Vendor");

AND: IT Holdings Canada, Inc., a corporation incorporated under the Laws of the Province of New Brunswick, with its registered office at 44 Chipman Hill, 10th Floor, St. John, New Brunswick, E2L 4S6, herein acting and represented by Mr. James M. Redwine, Assistant-Secretary (the "Purchaser");

AND INTERVENED TO BY:    The IT Group, Inc., a corporation incorporated under
                         the Laws of the State of Delaware, herein acting and
                         represented by Mr. James M. Redwine, Senior Corporate
                         Counsel and Assistant-Secretary ("ITX");

AND: Roche Ltee, Groupe Conseil, a corporation governed by the Canada Business Corporations Act, with its head office at 3075, chemin des Quatre-Bourgeois, Suite 300, Sainte-Foy, Quebec, G1W 4Y4, herein acting and represented by Mr. Michel Labbe, President ("Roche");


WHEREAS the Vendors and the Purchaser executed a Share Purchase Agreement dated February 5, 1999, to which intervened ITX, pursuant to which the Purchaser agreed to purchase and the Vendors agreed to sell all of the issued and outstanding shares in the share capital of Roche and various related matters (the "Share Purchase Agreement");

WHEREAS the Parties intend to proceed to Closing on March 31, 1999;

WHEREAS, in variation of the Share Purchase Agreement, the Initial Payment will be made by way of a promissory note and part only of the Capital Contributions will be paid in cash on the Closing Date, with an extension of the date on which the Purchaser will complete such Capital Contributions;

AND WHEREAS the Parties desire to amend the Share Purchase Agreement in consequence of these variations.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH THAT, in consideration of the mutual covenants herein contained, it is agreed by and between the Parties as follows:

1.  Defined Terms. Capitalized terms used herein, not otherwise defined herein,
    -------------
shall have the meanings ascribed thereto in the Share Purchase Agreement.

2.  Initial Payment. Notwithstanding the definition of "Initial Payment" in
    ---------------
Section 1.1.26 of the Share Purchase Agreement, the Initial Payment shall be made as at 10:00 a.m. on the Closing date and shall be an amount of two million three hundred thirty-seven thousand seven hundred and thirty-eight dollars (Cdn$2,337,738). In addition, notwithstanding Section 2.2 of the Share Purchase Agreement, the Initial Payment shall be made and fully satisfied by the Purchaser by delivery to the Vendors of a promissory note of the Purchaser, guaranteed by ITX, in the full amount of the Initial Payment plus interest thereon from the date hereof at the annual rate equal to the prime rate of interest charged by the Bank of Montreal as amended from time to time, plus one percent (1%), payable within three (3) business days (in the State of Pennsylvania) after the closing by ITX of its offering of US$200 million Senior Subordinated Notes due 2009 but, in any case, no later than April 16, 1999 (the "Funding Date").

3.  Capital Contributions. Notwithstanding Section 2.3 of the Share Purchase
    ---------------------
Agreement, the Purchaser shall satisfy the Capital Contributions by subscribing for, as at 10:30 a.m. on the Closing Date, twelve million nine hundred forty-eight thousand seven hundred and eighteen (12,948,718) Common Shares of New Roche at a subscription price of One dollar (Cdn$1.00) per share for an aggregate subscription price of twelve million nine hundred forty-eight thousand seven hundred and eighteen dollars (Cdn$12,948,718), of which:

(a) an amount of three million two hundred seventy-four thousand three hundred and forty- eight dollars (Cdn$3,274,348) will be paid on the Closing Date by bank draft, certified cheque or wire transfer, which amount is hereby directed by New Roche to be paid to Michel Labbe in trust for the purposes of payment in cash of promissory notes given as consideration for the repurchase for cancellation of various classes of shares of the Corporation and New Roche as set forth in steps 3, 4, 12 ,17 and 19 of the Memorandum of Le Groupe Mallette Maheu attached as Schedule 1.1.46 to the Share Purchase Agreement, as consideration for the issuance of three million two hundred seventy-four thousand three hundred and fourty-eight (3,274,348) Common Shares on the Closing Date; and

(b) an amount of nine million six hundred seventy-four thousand three hundred seventy dollars (Cdn$9,674,370) will be paid on the Funding Date as consideration for the issuance on the Funding Date of nine million six hundred seventy-four thousand three hundred and seventy (9,674,370) Common Shares. In addition to such subscription price, the Purchaser will pay New Roche on the Funding Date an amount equivalent to interest thereon from the date hereof at the annual rate equal to the prime rate of interest charged by the Bank of Montreal as amended from time to time, plus one percent (1%).

4.  Guarantee. As guarantee for certain obligations of Roche:
    ---------

(a) ITX shall grant on the Closing Date a guarantee in favour of London Guarantee Insurance Company in the amount of three million five hundred forty thousand eight hundred and seventy-three dollars (Cdn$3,540,873) plus interest thereon from the date hereof at the annual rate of interest equal to the prime rate of the Bank of Montreal from time to time, plus one percent (1%), as guarantee for Roche's obligation to reimburse London Guarantee Insurance Company of amounts paid on behalf of Roche to settle litigation instituted by Laframboise in connection with the Pembroke Project;

(b) ITX shall grant on the Closing Date a guarantee in favour of Axa Boreal Insurance Inc. in the amount of four million forty-six thousand seven hundred and thirteen dollars (Cdn$4,046,713) plus interest thereon from the date hereof at the annual rate of interest equal to the prime rate of the Bank of Montreal from time to time, plus one percent (1%), as guarantee for Roche's obligation to reimburse Axa Boreal Insurance Inc. of amounts paid on behalf of Roche to settle litigation instituted by Laframboise in connection with the Pembroke Project; and

(c) the Purchaser shall issue, and ITX shall guarantee, on the Closing Date a promissory note payable to Michel Labbe in trust in the amount of nine million six hundred seventy-four thousand three hundred and seventy dollars (Cdn$9,674,370) plus interest thereon from the date heereof at the annual rate of interest equal to the prime rate of the Bank of Montreal from time to time, plus one percent (1%), as guarantee for payment of the capital contributions as set forth in section 3 b), being:

     (i) Roche's obligation to reimburse London Guarantee Insurance Company and Axa Boreal Insurance Inc. of amounts paid on behalf of Roche to settle litigation instituted by Laframboise in connection with the Pembroke Project; and

     (ii) the repayment of all promissory notes given as consideration of repurchases of shares of the Corporation and New Roche as set forth in steps 3, 4, 12, 17 and 19 of the memorandum of Le Groupe Mallette Maheu attached as Schedule 1.1.46 to the Share Purchase Agreement, to the extent not paid on the Closing Date pursuant to section 3(a).

For greater certainty, the Common Shares of New Roche referred to in section 3(b) shall only be issued as, and to the extent, the payments referred to in section 5 are paid.

5.   Direction of Payment. By its intervention hereto, Roche hereby irrevocably
     --------------------
directs the Purchaser to satisfy the Capital Contributions referred to in section 3(b) as follows:

(a) the Purchaser shall pay on the Funding Date to London Guarantee Insurance Company the amount of three million five hundred forty thousand eight hundred and seventy-three dollars (Cdn$3,540,873) plus interest thereon from the date hereof at the annual rate of interest equal to the prime rate of the Bank of Montreal from time to time, plus one percent (1%), such payment to be in satisfaction of Roche's obligation to reimburse London Guarantee Insurance Company of amounts paid on behalf of Roche to settle litigation instituted by Laframboise in connection with the Pembroke Project;

(b) the Purchaser pay on the Funding Date to Axa Boreal Insurance Inc. the amount of four million forty-six thousand seven hundred and thirteen dollars (Cdn$4,046,713) plus interest thereon from the date hereof at the annual rate of interest equal to the prime rate of the Bank of Montreal from time to time, plus one percent (1%), such payment to be in satisfaction of Roche's obligation to reimburse Axa Boreal Insurance Inc. of amounts paid on behalf of Roche to settle litigation instituted by Laframboise in connection with the Pembroke Project; and

(c) the Purchaser shall pay on the Funding Date to Michel Labbe in trust the amount of two million eighty-six thousand seven hundred eighty-four dollars (Cdn$2,086,784) plus interest thereon from the date hereof at the annual rate of interest equal to the prime rate of the Bank of Montreal from time to time, plus one percent (1%), such payment to be used to repay all promissory notes given as consideration on repurchases of shares of the Corporation and New Roche as set forth in steps 3, 4, 12, 17 and 19 of the memorandum of Le Groupe Mallette Maheu attached as Schedule 1.1.46 to the Share Purchase Agreement, to the extent not paid on the Closing Date pursuant to section 3(a).

6.  Pledge Agreement. As further security for the obligations of Purchaser to
    ----------------
pay all principal and interest referred to in sections 2 and 5, Purchaser shall execute a pledge agreement in favour of Vendors pursuant to which Purchaser will grant a movable hypothec with delivery on the Purchased Shares and the three million two hundred seventy-four thousand three hundred and forty-eight (3,274,348) Common Shares issued from treasury of New Roche pursuant to the Capital Contribution made in section 3(a). Such pledge agreement shall be on terms and conditions satisfactory to the Parties.

7.  Assumed Debt. For greater certainty, in the event any funds paid by
    ------------
Purchaser to Roche on Closing are used to pay down Assumed Debt, such payment shall not be reflected as an increase in net book value of New Roche pursuant to section 2.4 of the Share Purchase Agreement.

8.  Representation on Authorized and Issued Capital. The references in the
    -----------------------------------------------
second paragraph of Section 3.1.7 of the Share Purchase Agreement to twelve million eight hundred twenty-three thousand three hundred and thirty-five (12,823,335) Common Shares shall be substituted with references to twelve million nine hundred forty-eight thousand seven hundred and eighteen (12,948,718) Common Shares.

9.  Non-Competition Agreements. Notwithstanding anything contained in the Share
    --------------------------
Purchase Agreement, the Parties acknowledge that the Non-Competition Agreements were signed by the parties thereto on dates prior to the Closing Date, the whole in anticipation of the originally proposed Closing Date.

10.  Unconditional Obligation. For greater certainty and notwithstanding the
     ------------------------
Share Purchase Agreement, the obligation of the Purchaser to make the payments as instructed in section 5 hereof on the Funding Date and the obligations of ITX as guarantor (as per the terms of its intervention to promissory notes issued in accordance herewith) are unconditional and not be subject to counterclaims, set-offs and other rights and remedies otherwise available to the Purchaser.

11.  Confirmation of Conditions to Closing. Vendors hereby confirm the full and
     -------------------------------------
complete satisfaction of each of the conditions to Closing for the benefit of Purchaser stipulated in Section 11.1 of the Share Purchase Agreement. Purchaser hereby confirms the full and complete satisfaction of each of the conditions to Closing for the benefit of Vendors set forth in Section 11.2 of the Share Purchase Agreement.

12.  Intervention by ITX. The intervention of ITX in the Share Purchase
     -------------------
Agreement shall be deemed to be amended by deleting the last two sentences of the first paragraph thereof, but only to the extent of the obligations and covenants referred to in sections 2,3 and 4 hereof.

13.  Schedule 1.1.46. Schedule 1.1.46 of the Share Purchase Agreement is amended
     ---------------
and replaced with Schedule A of this Agreement and any reference to Schedule
1.1.46 in the Share Purchase Agreement or in this Agreement shall be deemed a reference to the Schedule as amended.

14.  Other Amendments. The Share Purchase Agreement shall be deemed to be
     ----------------
amended to the extent necessary to reflect the revised payments, procedures and conditions herein.

15.  Language of Agreement. The Parties acknowledge that it is their express
     ---------------------
wish that this Agreement and all related documents be prepared in English. Les parties ont demande que cette convention et tous documents y afferents soient rediges en langue anglaise.

16.  Governing Law. This Agreement shall be governed by and interpreted and
     -------------
construed in accordance with the internal Laws presently in force in the Province of Quebec.

17.  Miscellaneous. The Parties hereby confirm that all other interpretive and
     -------------
miscellaneous clauses of the Share Purchase Agreement (including Section 14.11 Arbitration) hereby apply to this Agreement, mutatis mutandis.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above mentioned.

IT Holdings Canada, Inc.                                   The Persons listed in Exhibit "A" of the Share
                                                                         Purchase Agreement
Per:
    ----------------------------------------
James M. Redwine                                         Per:
Assistant-Secretary                                          ------------------------------------------------------------
                                                         Michel Labbe
                                                         Their lawful mandatary

                                Intervention of
                               The IT Group, Inc.
                               ------------------

For valuable consideration, the receipt and adequacy of which is hereby acknowledged, The IT Group, Inc. hereby unconditionally and irrevocably guarantees to and in favour of Vendors the timely performance and fulfillment by Purchaser of its obligations and covenants under this Agreement.

The IT Group, Inc. acknowledges that Vendors are relying on this guarantee in connection with the sale of the Purchased Shares under the Agreement and that Vendors would not have entered into the Agreement without such guarantee.

DATED this 31st day of March, 1999.

The IT Group, Inc.



Per:                                --------------------------------------------
                                    James M. Redwine
                                    Senior Corporate Counsel and
                                    Assistant Secretary

                                Intervention of
                           Roche Ltee, Groupe Conseil
                           --------------------------

Roche Ltee, Groupe Conseil hereby intervenes to this Amendment Agreement to direct, and confirm the direction to, IT Holdings Canada, Inc. to pay the Capital Contributions referred to in section 3 of this Agreement in the manner and to the persons indicated in sections 3 (a) and 5 of this Agreement and that, upon payment of Capital Contributions referred to in section 3 (a) of this Agreement, Roche will issue to IT Holdings Canada, Inc. the number of Common Shares indicated therein and, upon the payments referred to in section 3 (b) to be made as contemplated in section 5 of this Agreement, Roche will issue to IT Holdings Canada, Inc. the number of Common Shares referred to in section 3 (b) of this Agreement.

DATED this 31st day of March, 1999.

Roche Ltee, Groupe Conseil



Per:                                --------------------------------------------
                                    Michel Labbe
                                    President

                                  EXHIBIT "A"
                                  -----------

To the Amendment Agreement made on the 31st day of March, 1999, by and between the Persons listed in Exhibit "A" thereto and IT Holdings Canada, Inc. and
                      -----------
intervened thereto by The IT Group, Inc. and Roche Ltee, Groupe Conseil.
================================================================================

                                    Vendors
                                    -------

Jean Beaudoin                                   Benoit Lapierre
Paul-Emile Belanger                             Andre Lemieux
Daniel Bergeron                                 Yves Lortie
Jean Bernier                                    Dany McCarvill
Pierre Bertrand                                 France Michaud
Christian Berube                                Marc Morais
Robert Boutet                                   Alain Ostiguy
Pierre Brulotte                                 Yves Petitclerc
Jean Bundock                                    Paul Picard
Marc-Yvan Cote                                  Michel Porlier
Marc Drouin                                     Denis Potvin
Serge Dussault                                  Pierre Rochefort
Jean-Pierre Fau                                 Denis St-Cyr
Andre Giguere                                   Claude Tessier
Michel Gilbert                                  Robert Topping
Sam Hammad                                      Michel Tremblay
Michel Labbe                                    Andre Vachon
Jean-Guy Lajoie                                 Claude Vezina
Jean-Pierre Lambert                             Gestion Pilac inc.